UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2008

IMCLONE SYSTEMS INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	0-19612	04-2834797
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Varick Street New York, New York 10014
(Address of principal executive offices) (Zip Code)

(646) 638-5078
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Second Amendment to Rights Agreement

On October 31, 2008, ImClone Systems Incorporated (the “Company”) entered into a second amendment (the “Second Amendment”) to the Rights Agreement (the “Rights Agreement”) dated as of February 15, 2002, and as amended on May 4, 2006, between the Company and Computershare Trust Company, N.A. (formerly known as EquiServe Trust Company, N.A.), as Rights Agent. The Second Amendment, among other things, renders the Rights Agreement inapplicable to the cash tender offer (the “Offer”) commenced by Eli Lilly and Company (“Parent”) and Alaska Acquisition Corporation (“Purchaser”) to acquire all of the outstanding shares of common stock, par value $0.001, of the Company and the merger (the “Merger”) of Purchaser with and into the Company. The Second Amendment provides that none of (i) the approval, adoption, execution or delivery of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 6, 2008, by and among the Parent, Purchaser and the Company, (ii) the commencement or consummation of the Offer, (iii) the exercise of the Top-Up Option (as such term is defined in the Merger Agreement), (iv) the consummation of the Merger, (v) the approval, execution or delivery of those certain Tender and Support Agreements (the “Support Agreements”), dated as of October 6, 2008, by and among the Parent, Purchaser and certain stockholders of the Company, or any amendments thereof, or (vi) consummation of any of the other transactions contemplated by the Merger Agreement or the Support Agreements, will result in the Rights (as such term is defined in the Rights Agreement) becoming exercisable or in Parent or its affiliates and associates being deemed an “Acquiring Person” under the Rights Agreement.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, which is attached as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference.

Item 3.03    Material Modification to Rights of Security Holders.

The disclosure contained in Item 1.01 is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Second Amendment to Rights Agreement, dated as of October 31, 2008 between the Company and Computershare Trust Company, N.A. (formerly known as EquiServe Trust Company, N.A.), as Rights Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImClone Systems Incorporated

Date: November 4, 2008	By:	/s/ Andrew K. W. Powell
Andrew K. W. Powell
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
4.1	Second Amendment to Rights Agreement, dated as of October 31, 2008 between the Company and Computershare Trust Company, N.A. (formerly known as EquiServe Trust Company, N.A.), as Rights Agent.